Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of October 30, 2009, by and among Evolution Resources, Inc., a Nevada corporation, with principal offices located at 43 Yazoo Avenue, Clarksdale, Mississippi 38614 (the “Company”), and Harborview Master Fund, L.P., a British Virgin Islands limited partnership, (the “Purchaser”).

WITNESSETH

WHEREAS, the Purchaser (i) holds at least two-thirds of the outstanding shares of the  Series A Preferred Stock (as such term is defined in Section 1 of the Series A Certificate) issued pursuant to the Company’s Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Series A Certificate”) and (ii) is the holder of that certain warrant to purchase 1,000,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”) (No. HMF-001) at an exercise price of $5.00 per share, issued by the Company to the Purchaser on July 31, 2009 (the “Warrant”); and

WHEREAS, the Purchaser desires to purchase one hundred fifty thousand (150,000) shares of Common Stock in consideration of the various amendments to the Series A Certificate and the Warrant described below.

NOW, THEREFORE, in consideration of the above, the parties hereby agree as follows:

1.

The Purchaser agrees to subscribe for one hundred fifty thousand (150,000) shares of Common Stock (the “Shares”) in consideration for the Purchaser’s consent to the various amendments to the Series A Certificate and the Warrants described below.

2.

Upon the issuance and the receipt of the Shares and the Purchaser Expenses (as defined below), the Purchaser hereby consents and agrees to the various amendments to the Series A Certificate (the “Amendment to the Series A Certificate”) and the Warrant (the “Amended and Restated Warrant”) set forth, respectively, on Exhibit A and Exhibit B attached hereto (the “Amendments”) and authorize the Company immediately to file the Amendment to the Series A Certificate with the Nevada Secretary of State.

3.

The Company represents and warrants that the Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

4.

The Purchaser represents (i) that such Shares are being acquired for its own account, for investment and not with a view to the distribution or resale thereof and (ii) that Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser understands that such Shares have not been registered under the Securities Act or any state securities or “blue sky” laws by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless a subsequent disposition thereof is registered thereunder (the Company being under no obligation to so register) or is exempt from registration thereunder.

5.

As evidence of the restriction on transfer, the following legend (or a substantially similar legend) will be placed on the certificate or certificates evidencing the Shares:

“THE REGISTERED HOLDER HEREOF HAS REPRESENTED TO THE ISSUER OF THE SHARES REPRESENTED HEREBY THAT IT HAS ACQUIRED SUCH SHARES FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION. ACCORDINGLY, SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUBSEQUENTLY REGISTERED THEREUNDER OR AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.”

6.

Expenses.  The Company shall be responsible for all expenses incurred by the Purchaser in connection with the preparation of this Agreement, the Amendments and all documents related thereto (the “Purchaser Expenses”) including, but not limited to, all legal fees of the Purchaser up to a maximum of $3,500, and the Company shall reimburse the Purchaser for the Purchaser Expenses contemporaneously with the delivery of the Shares.

 [Signature Page Follows]

COMPANY:

EVOLUTION RESOURCES, INC.

By:
Name:
Title:

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

BUYERS:

HARBORVIEW MASTER FUND, L.P., a British Virgin Islands limited partnership
By:	Harborview Advisors, LLC
Its:	General Partner

By:
Name:
Title: